Zevenbergen Genea Fund	Zevenbergen Genea Fund Investor Class ZVGNX Institutional Class ZVGIX Summary Prospectus August 31, 2015 www.zci.com/funds

Before you invest, you may want to review the Zevenbergen Genea Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated August 19, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.zci.com/funds. You can also get this information at no cost by calling 1-844-ZVNBRGN (1-844-986-2746) or by sending an e-mail request to funds@zci.com.

Investment Objective
The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class		Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses(1)		1.14%		1.09%
Shareholder Servicing Plan Fees	0.15%		0.10%
Remainder of Other Expenses	0.99%		0.99%
Total Annual Fund Operating Expenses		2.29%		1.99%
Less: Fee Waiver and/or Expense Reimbursement		-0.89%		-0.89%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.40%		1.10%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
Zevenbergen Capital Investments LLC  (the “Adviser” or “ZCI”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.40% and 1.10% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least August 31, 2017, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Class	$143	$537
Institutional Class	$112	$444

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund
The Zevenbergen Genea Fund seeks to invest in companies benefitting from advancements in technology regardless of sector or industry. With a long-term investment horizon, the Adviser identifies companies with significant growth potential, strong competitive advantages, a sizeable addressable market, product differentiation and quality management. The Fund’s portfolio generally will contain 15-40 stocks of any market capitalization.

Under normal circumstances, the Fund will invest in equity securities of small, medium, and large cap issuers. The Fund may invest up to 100% in common stocks. In addition, the Fund may invest up to 100% of its assets in equity securities of foreign issuers through American Depositary Receipts (“ADRs”). In determining whether an issuer is foreign, the Adviser will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances and as determined by the Adviser.

The Fund is non-diversified and may, from time to time, have significant exposure to one or more issuer, industry, geographic region or sector of the global economy. The Fund may invest a significant portion of its assets in the securities of companies in the same sector or sectors.

The Adviser’s growth equity investment philosophy is predicated on company revenue, cash flow and earnings growth being the essential catalysts of stock price appreciation (i.e., drivers to increase the price of stocks), combined with financial flexibility and experienced management offering competitive advantages during market downturns. The Adviser employs a research intensive, bottom-up strategy (greater emphasis on company specific performance rather than macroeconomic events and market cycles) to identify investments meeting these criteria.

The Adviser identifies company growth drivers by using a variety of both traditional (e.g., management meetings, conference attendance, financial statement analysis, and Wall Street research) and unconventional (e.g., monitoring private equity and venture capital activity by attending investment conferences, subscribing to and reviewing publications, including print and online private equity and venture capital newsletters and periodicals, as well as through product use) resources. These drivers may include long-term product differentiation, customer demand, competitive positioning (i.e., position a firm occupies in a market, or is trying to occupy, relative to its competition), and historical and projected industry growth. The Adviser attempts to adopt the viewpoint of a business owner when evaluating the operations of a business, identifying revenue sources, customer bases, products, and details of financing over extended periods of time.

As portfolio holdings are under continuous evaluation, the Adviser considers the sell decision a value-added aspect of the investment process. Sell decisions can occur for the following reasons:  1) a price target has been met, 2) fundamentals have changed or the established growth drivers have failed, and/or 3) stronger alternatives in growth and valuation exist elsewhere.

Principal Risks of Investing in the Fund
ADR Risk:  Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.

Equity Securities Risk:  The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.

Foreign Securities and Companies Risk:  Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.

Growth Stock Risk:  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.

Holdings Risk:  Because the Fund targets holdings of a more limited number of stocks, performance may be more volatile than a similar fund with a greater number of holdings.

Large-Capitalization Companies Risk:  Large capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.

Management Risk. The value of your investment in the Fund is subject to the effectiveness of the Adviser and the Adviser’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, your investment could be diminished.

New Fund Risk:  The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Non-Diversification Risk:  A non-diversified fund may hold a significant percentage of its assets in the securities of fewer companies or even one company, and therefore events affecting those companies have a greater impact on the Fund than on a diversified fund.

Sector Emphasis Risk: Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small and mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Tax Risk:  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund’s efforts to satisfy the diversification requirement may affect the Fund’s execution of its investment strategy.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information is available on the Fund’s website at www.zci.com/funds or by calling the Fund toll-free at 1-844-ZVNBRGN (1-844-986-2746).

Management
Investment Adviser: Zevenbergen Capital Investments LLC is the Fund’s investment adviser.

Asset Management Team
Portfolio Managers:  Nancy Zevenbergen, CFA, CIC, Brooke de Boutray, CFA, CIC, and Leslie Tubbs, CFA, CIC are the Portfolio Managers of the Fund and have managed the Fund since inception.

Associate Portfolio Managers: Joseph Dennison, CFA and Anthony Zackery, CFA are Associate Portfolio Managers working alongside the Portfolio Managers and have managed the Fund since inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Zevenbergen Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-844-ZVNBRGN (1-844-986-2746), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amount for the Investor Class is $2,500 and the minimum initial investment amount for the Institutional Class is $250,000. The minimum subsequent investment amount for the Investor Class is $100 and the minimum subsequent investment amount for the Institutional Class is $500.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.